Exhibit 99.2

SUPPLEMENTAL OPERATING and FINANCIAL DATA FIRST QUARTER 2021 Oxford Villas Wichita, KS

1Q 2021 SUPPLEMENTAL REPORT FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 21 , 24 and 25 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com . COMPANY Company Information & Leadership 3 INVESTMENTS Real Estate Activities Investments and Capital Recycling 4 Acquisitions and Loan Originations 5 Mezzanine Loans and Joint Ventures 6 Lease-Up and Renovations 7 5-Year Lease-Up History 8 PORTFOLIO Overview 9 Metrics 10 Diversification Geography, MSA, Age of Portfolio 11-12 Operators 13-14 Update 15 Maturity 16 FINANCIAL Enterprise Value 17 Debt Metrics 18 Debt Maturity 19 Financial Data Summary 20-21 Income Statement Data 22 Consolidated Balance Sheets 23 Funds from Operations 24-25 GLOSSARY Glossary 26-27 TABLE OF CONTENTS 2

1Q 2021 SUPPLEMENTAL REPORT 3 Founded in 1992 , LTC Properties, Inc . (NYSE : LTC) is a self - administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale - leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending . LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof . Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income . To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle) . For more information, visit www . LTCreit . com . Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. WENDY SIMPSON Chairman CORNELIA CHENG Director BOYD HENDRICKSON Lead Independent Director JAMES PIECZYNSKI Nominating & Corporate Governance Committee Chairman DEVRA SHAPIRO Audit Committee Chairman TIMOTHY TRICHE, MDCompensation Committee Chairman CONNOR SIVERSKY Berenberg Capital Markets JUAN SANABRIA BMO Capital Markets Corp. DANIEL BERNSTEIN CapitalOne AARON HECHT JMP Securities, LLC JORDAN SADLER KeyBanc Capital Markets, Inc. OMOTAYO OKUSANYAMizuho Securities USA LLC MIKE CARROLL RBC Capital Markets Corporation RICHARD ANDERSONSMBC Nikko Securities STEVE MANAKER Stifel, Nicolaus & Company, Inc. TODD STENDER Wells Fargo Securities, LLC BOARD OF DIRECTORS ANALYSTS WENDY SIMPSON Chairman and Chief Executive Officer PAM KESSLER Co - President, CFO and Secretary CLINT MALIN Co - President and Chief Investment Officer CECE CHIKHALE Executive Vice President, Chief Accounting Officer, and Treasurer DOUG KOREY Executive Vice President, Managing Director of Business Development PETER LYEW Vice President, Director of Taxes GIBSON SATTERWHITE Senior Vice President, Asset Management MANDI HOGAN Vice President, Marketing & Investor Relations MIKE BOWDEN Vice President, Investments LEADERSHIP RACHEL SON Vice President and Controller LTC PROPERTIES, INC. 2829 Townsgate Road Suite 350 Westlake Village, CA 91361 805 - 981 - 8655 www.LTCreit.com TRANSFER AGENT Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717 - 8309 ATTN: IWS 866 - 708 - 5586

1Q 2021 SUPPLEMENTAL REPORT Million $ 275.2 Total Sales (1) (1) Reflects total sales price. INVESTMENTS I 4 Million 131.0 Total Gains $ Billion $ 1.5 Total Investments $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Investments Sales MILLION REAL ESTATE ACTIVITIES – INVESTMENTS AND CAPITAL RECYCLING SINCE 2010

1Q 2021 SUPPLEMENTAL REPORT STATED # OF PROPERTY # BEDS/ LOAN MATURITY FUNDED AT INTEREST PROPERTIES TYPE UNITS LOCATION TYPE DATE OPERATOR ORIGINATION ORIGINATION RATE 2020 6/2 4 SNF 501 beds Various in MI (1) Mortgage Oct-2045 Prestige Healthcare 2,000$ 2,000$ 8.89% DATE (1) We funded additional loan proceeds of $2,000 under an existing mortgage loan. The incremental funding bears interest at 8.89% , e scalating annually by 2.25% thereafter. ACQUISITIONS LOAN ORIGINATIONS 5 INVESTMENTS I REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS (DOLLAR AMOUNTS IN THOUSANDS) CONTRACTUAL # OF PROPERTY # BEDS/ DATE OF INITIAL PURCHASE PROPERTIES TYPE UNITS LOCATION OPERATOR CONSTRUCTION CASH YIELD PRICE 2020 1/10 1 SNF 140 beds Longview, TX HMG Healthcare 2014 8.50% 13,500$ DATE Weatherly Court Medford, OR

1Q 2021 SUPPLEMENTAL REPORT INVESTMENT PROPERTY # BEDS/ YEAR LOCATION OPERATOR TYPE INVESTMENT PURPOSE UNITS 2017 Cedarburg, WI Tealwood Senior Living ALF/MC/ILF Owned Real Estate & Development 110 units 22,244$ 2,305$ 19,939$ 2017 Spartanburg, SC ALG Senior ALF Owned Real Estate 87 units 11,660 1,241 10,419 197 units 33,904 3,546 30,358 2018 Medford, OR Fields Senior Living (1) ALF/MC Owned Real Estate & Development 78 units 17,871 1,081 16,790 2018 Medford, OR Fields Senior Living (1) ILF Owned Real Estate 89 units 14,401 2,858 11,543 167 units 32,272 3,939 28,333 2019 Abingdon, VA English Meadows Senior Living ALF/MC Owned Real Estate 74 units 16,895 919 15,976 438 units 83,071$ 8,404$ 74,667$ CONTRIBUTION LTCJOINT VENTURES INTEREST TOTAL NON-CONTROLLING CONTRIBUTIONCOMMITMENT (1) Represents a single joint venture with ownership in two properties. (1) The initial cash rate is 7.00% increasing to 9.00% in year four until the IRR is 8.00%. After achieving an 8.00% IRR, the cas h r ate drops to 8.00% with an IRR ranging between of 12.00% and 14.00% depending upon timing of redemption. Our investment represents 15.50% of the total estimated project cost. (2) The initial cash rate is 8.00% with an IRR of 12.00%. Our investment represents 11.60% of the total estimated project cost. MEZZANINE LOANS CONSOLIDATED JOINT VENTURES UNCONSOLIDATED JOINT VENTURES PROPERTY MATURITY LOCATION PROPERTIES OPERATOR TYPE DATE 2018 Atlanta, GA 1 Village Park Senior Living ALF/MC/ILF Mezzanine Dec 2023 8.00% (1) 204 units 7,461$ COMMITMENT INVESTMENT # BEDS/ INVESTMENT YEAR TYPE RETURN UNITS BALANCE PROPERTY MATURITY # BEDS/ LOCATION PROPERTIES OPERATOR TYPE DATE UNITS 2020 Arlington, WA 1 Fields Senior Living UDP-AL/MC Preferred Equity N/A 7.00% (1) 95 units 6,340$ —$ 6,340$ —$ 2020 Vancouver, WA 1 Koelsch Communities UDP-IL/AL Preferred Equity N/A 8.00% (2) 267 units 13,000 8,000 13,000 — 2 362 units 19,340$ 8,000$ 19,340$ —$ FUNDING COMMITMENT INVESTMENT INVESTMENT 1Q21 FUNDED YEAR TYPE COMMITMENTRETURN COMMITMENT TOTAL TO DATE REMAINING INVESTMENTS I 6 REAL ESTATE ACTIVITIES – MEZZANINE AND JOINT VENTURES (DOLLAR AMOUNTS IN THOUSANDS) (1) The initial cash rate is 8% with a 12% IRR. Our investment represents 5% of the total estimated project cost.

1Q 2021 SUPPLEMENTAL REPORT (1) This commitment is part of a total loan commitment secured by four properties in Michigan. Interest payment increases upon e ach funding. (1) Represents date of Certificate of Occupancy except for (3) below. (2) Total Investment includes land acquisition, closing costs and total development funding and excludes capitalized interest. (3) Certificate of occupancy was received in March 2020 and license was received in May 2020. Due to COVID - 19 pandemic, opening was delayed until September 2020. (4) Certificate of occupancy and licensure was received in September 2020. During 4Q20, we funded $3,315. The project was complet ed under budget by $1,059. DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL ACQUIRED OPENED (1) 3/31/2021 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD May-2018 Sep-2020 (3) 24% 2018 Development Medford, OR Fields Senior Living 1 ALF/MC 78 units 7.65% 17,885$ Aug-2019 Sep-2020 (4) 64% 2019 Development Independence, MO Ignite Medical Resorts 1 SNF 90 beds 9.25% 16,315 (4) 2 78 units/90 beds 34,200$ INVESTMENT (2) TOTAL LEASE - UP RENOVATIONS: MORTGAGE LOANS INVESTMENTS I 7 REAL ESTATE ACTIVITIES – LEASE - UP AND RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 1Q21 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000$ 32$ 1,413$ 1,587$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED

1Q 2021 SUPPLEMENTAL REPORT PROPERTY PROJECT # BEDS/ DATE DATE DATE PROPERTY LOCATION OPERATOR TYPE TYPE UNITS ACQUIRED OPENED (1) STABILIZED Greenridge Place Westminster, CO Anthem MC Development 60 units Dec-2013 Feb-2015 Feb-2017 24 (2) Harvester Place Burr Ridge, IL Anthem MC Development 66 units Oct-2014 Feb-2016 Feb-2018 24 (2) Vineyard Place Murrieta, CA Anthem MC Development 66 units Sep-2015 Aug-2016 Aug-2018 24 (2) Porter Place Tinley Park, IL Anthem MC Development 66 units May-2015 Jul-2016 Jul-2018 24 (2) Emerald Place Glenview, IL Anthem MC Development 66 units Oct-2015 Dec-2017 Dec-2019 24 (2) Grace Point Place Oak Lawn, IL Anthem MC Development 66 units Oct-2016 Jun-2018 Jun-2020 24 (2) Coldspring Transitional Care Center Cold Spring, KY Carespring SNF Development 143 beds Dec-2012 Nov-2014 Jun-2016 19 Boonespring Healthcare Center Union, KY Carespring SNF Development 143 beds Sep-2016 Feb-2019 Dec-2019 10 Pavilion at Creekwood Mansfield, TX Fundamental SNF Acquisition 126 beds Feb-2016 Jul-2015 Feb-2017 12 Carmel Village Memory Care Clovis, CA Generations MC/ILF Acquisition 73 units Jun-2017 Sep-2016 Jun-2018 12 Carmel Village at Clovis Clovis, CA Generations ALF Acquisition 107 units Jun-2017 Nov-2014 Jun-2018 12 Oxford Villa Wichita, KS Oxford Senior Living ILF Development 108 units May-2015 Nov-2016 Nov-2018 24 (2) Oxford Kansas City Kansas City, MO Oxford Senior Living ALF/MC Acquisition 73 units Oct-2017 Aug-2017 Jun-2019 22 Hamilton House Cedarburg, WI Tealwood ALF/MC/ILF Development 110 units Dec-2017 Feb-2019 Feb-2021 24 (3) # OF MONTHS TO STABILIZATION (1) Represents date of Certificate of Occupancy. (2) Although this property met our definition of stabilization on page 27 based on the time criteria, it did not meet the occupan cy threshold. (3) Property meets the definition of stabilized by being open for 24 months but has not yet achieved the occupancy threshold req uir ement of 90% for ALF. The occupancy at March 31, 2021 was 39%. INVESTMENTS I 8 REAL ESTATE ACTIVITIES – 5 - YEAR LEASE - UP HISTORY

1Q 2021 SUPPLEMENTAL REPORT (1) Includes “cash rent,” “straight - line rent” and “amortization of lease incentives” and excludes real estate taxes reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended March 31 , 2021 . See page 20 for Components of Rental Income . (2) Includes “interest income from mortgage loans . ” (3) Includes three parcels of land held - for use and one behavioral health care hospital . 30 Operators 27 States 180 Properties 3 Land parcels Gross Real Property 84.8% $1.4B Loans Receivable 15.2% $0.3B # OF % OF % OF PROPERTY TYPE PROPERTIES INVESTMENT REVENUES Assisted Living 106 877,233$ 51.3% 66,017$ —$ 41.0% Skilled Nursing 73 820,343 48.0% 62,462 31,541 58.4% Other (3) 1 11,360 0.7% 969 — 0.6% Total 180 1,708,936$ 100.0% 129,448$ 31,541$ 100.0% GROSS INCOME (1) RENTAL INVESTMENT TWELVE MONTHS ENDED MARCH 31, 2021 INCOME (2) INTEREST PORTFOLIO I 9 PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) Weighted average maturity – 23.1 years * *

1Q 2021 SUPPLEMENTAL REPORT (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. (2) The coverage and occupancy levels at our properties will be adversely affected if COVID - 19 or another pandemic results in infect ions on a large scale at our properties, early resident move - outs, our operators delay accepting new residents due to quarantines, and/or potential occupants postpone moving to a senior housing facility. (3) Excludes Coronavirus Stimulus Funds. See definition on page 26. ASSISTED LIVING TOTAL PORTFOLIO PAYOR SOURCE SNF PORTFOLIO PAYOR SOURCE SKILLED NURSING 1.40 1.45 1.86 1.90 76.2% 73.6% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q20 4Q20 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy 0.94 0.93 1.14 1.13 82.8% 79.8% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q20 4Q20 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy SNF metrics include CSF, as allocated/reported by operators. Excluding CSF, the 4Q20 normalized EBITDAR and EBITDARM coverages were 1.07 and 1.51, respectively, and 1.13 and 1.58, respectively, for 3Q20. SAME PROPERTY PORTFOLIO COVERAGE STATISTICS (1)(2) STABILIZED PROPERTY PORTFOLIO (1)(3) ALF metrics include Coronavirus Stimulus Funds (“CSF”) as allocated/reported by operators. Excluding CSF, the 4Q20 normalized EBITDAR and EBITDARM coverages were 0.80 and 1.00, respectively, and 0.94 and 1.14, respectively, for 3Q20. See definition of Coronavirus Stimulus Funds on Page 26. PORTFOLIO I 10 PORTFOLIO METRICS (TRAILING TWELVE MONTHS THROUGH DECEMBER 31, 2021 AND SEPTEMBER 30, 2020) 59.3% 12.5% 28.2% 0.0% 20.0% 40.0% 60.0% 80.0% Private Pay Medicare Medicaid 29.3% 22.3% 48.4% 0.0% 20.0% 40.0% 60.0% 80.0% Private Pay Medicare Medicaid

1Q 2021 SUPPLEMENTAL REPORT States in which we have some of the highest concentration of properties are states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State CA WA ME NV WY IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 17 1 1 2 3 1 2 4 2 1 5 6 17 5 2 6 7 4 8 4 13 7 5 1 22 2 5 10 1 1 1 1 2 2 1 2 2 MI 27 STATES * Behavioral health care hospital SNF (73) ALF (106) OTH * (1) Land (3) PORTFOLIO I 11 PORTFOLIO DIVERSIFICATION - GEOGRAPHY (AS OF MARCH 31, 2021)

1Q 2021 SUPPLEMENTAL REPORT 49.1% 19.1% 21.8% 7.5% 2.5% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA 23 years 13 years 0 10 20 30 40 Skilled Nursing Assisted Living Years (1) The MSA rank by population as of July 1, 2019, as estimated by the United States Census Bureau. Approximately 68% of our properties are in the top 100 MSAs. (1) Due to master leases with properties in 27 states, revenue by state is not available. (2) Includes one behavioral health care hospital and three parcels of land. (1) As calculated from construction date or major renovation/expansion date . Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan . # OF STATE (1) PROPS % SNF % ALF % % Michigan 24 281,995$ 16.5% 259,875$ 31.7% 21,177$ 2.4% 943$ 8.3% Texas 34 273,467 16.0% 202,604 24.7% 70,863 8.1% — — Wisconsin 11 149,403 8.7% 13,946 1.7% 135,457 15.4% — — California 7 105,352 6.2% 22,262 2.7% 83,090 9.5% — — Colorado 13 104,307 6.1% — — 104,307 11.9% — — Illinois 5 87,670 5.1% — — 87,670 10.0% — — Ohio 9 86,651 5.1% 54,000 6.6% 32,651 3.7% — — Florida 10 68,336 4.0% 32,865 4.0% 35,471 4.0% — — Kentucky 3 62,809 3.7% 48,520 5.9% 14,289 1.6% — — New Jersey 4 62,229 3.6% — — 62,229 7.1% — — All Others 60 426,717 25.0% 186,271 22.7% 230,029 26.3% 10,417 91.7% Total 180 1,708,936$ 100.0% 820,343$ 100.0% 877,233$ 100.0% 11,360$ 100.0% OTH (2) INVESTMENT GROSS GROSS PORTFOLIO BY MSA (1) AVERAGE PORTFOLIO AGE (1) PORTFOLIO I 12 PORTFOLIO DIVERSIFICATION - GEOGRAPHY (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS)

1Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 13 PORTFOLIO DIVERSIFICATION – 30 OPERATORS (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) Privately Held SNF/MC Hospitals & Other Rehab 80 Properties 8 States Privately Held SNF/ALF/ILF 23 Properties 5 States NYSE: GEN SNF/ALF Senior Living More than 325 Properties 24 States Privately Held ALF/ILF/MC/SNF 25 Properties 4 States Privately Held SNF/ALF/ILF Other Rehab 78 Properties 5 States Privately Held SNF/ALF 22 Properties 1 State NYSE: BKD ILF/ALF/MC Continuing Care 695 Properties 42 States Privately Held Exclusively MC 11 Properties 4 States Privately Held SNF/ALF/ILF Transitional Care 13 Properties 2 States (1) Represents annualized GAAP rent and interest income prior to abatements for the month of March 2021 , except for Anthem (see operator updated on page 14 ) and Senior Lifestyle (see footnote 6 below) . (2) Represents annualized contractual cash rent and interest income prior to abatements for the month of March 2021 , except for Anthem and Senior Lifestyle . (3) Represents annualized cash rent and interest income received after abatements for the month of March 2021 . (4) Senior Care did not pay rent in March 2021 . See operator update on page 14 . (5) See operator update on page 14 . (6) Senior Lifestyle did not pay rent during 1 Q 21 . The GAAP and contractual cash rent represents Senior Lifestyle’s contractual rent, net of rent received from re - leasing 11 properties in the Senior Lifestyle portfolio . Rent received from the 11 properties re - leased in 1 Q 21 is included in the “All Others” line . See operator update on page 14 . OPERATORS # OF PROPS ANNUALIZED GAAP (1) % % % GROSS INVESTMENT % Prestige Healthcare 24 32,723$ 19.0% 26,737$ 16.1% 26,737$ 20.6% 273,007$ 16.0% Senior Care Centers (4) 11 14,968 8.7% 14,968 (4) 9.0% — (4) — 138,109 8.1% Brookdale Senior Living (5) 35 14,389 8.4% 14,417 8.7% 14,412 11.1% 101,012 5.9% Senior Lifestyle Corporation (6) 12 13,651 7.9% 13,651 8.2% — — 87,386 5.1% Anthem Memory Care (5) 11 10,800 6.3% 10,800 6.5% 10,800 8.3% 136,483 8.0% Carespring Health Care Management 4 11,185 6.5% 9,992 6.0% 9,992 7.7% 102,520 6.0% Fundamental 7 8,392 4.9% 8,892 5.3% 8,892 6.9% 75,795 4.4% Traditions Senior Management 7 8,257 4.8% 8,722 5.2% 8,722 6.7% 71,742 4.2% Genesis Healthcare (5) 6 8,322 4.8% 8,322 5.0% 8,322 6.4% 50,004 2.9% Juniper Communities 5 6,652 3.9% 6,775 4.1% 6,775 5.2% 81,988 4.8% All Others (5) 58 42,656 24.8% 43,116 25.9% 34,951 27.1% 590,890 34.6% 180 171,995$ 100.0% 166,392$ 100.0% 129,603$ 100.0% 1,708,936$ 100.0% CONTRACTUAL CASH (2) ANNUALIZED ANNUALIZED ACTUAL CASH (3)

1Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 13 PORTFOLIO DIVERSIFICATION – 30 OPERATORS (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) Privately Held SNF/MC Hospitals & Other Rehab 80 Properties 8 States Privately Held SNF/ALF/ILF 25 Properties 5 States NYSE: GEN SNF/ALF Senior Living More than 325 Properties 24 States Privately Held ALF/ILF/MC/SNF 25 Properties 4 States Privately Held SNF/ALF/ILF Other Rehab 78 Properties 5 States Privately Held SNF/ALF 22 Properties 1 State NYSE: BKD ILF/ALF/MC Continuing Care 695 Properties 42 States Privately Held Exclusively MC 11 Properties 4 States Privately Held SNF/ALF/ILF Transitional Care 13 Properties 2 States (1) Represents annualized GAAP rent and interest income prior to abatements for the month of March 2021 , except for Anthem (see operator updated on page 14 ) and Senior Lifestyle (see footnote 6 below) . (2) Represents annualized contractual cash rent and interest income prior to abatements for the month of March 2021 , except for Anthem and Senior Lifestyle . (3) Represents annualized cash rent and interest income received after abatements for the month of March 2021 . (4) Senior Care did not pay rent in March 2021 . See operator update on page 14 . (5) See operator update on page 14 . (6) Senior Lifestyle did not pay rent during 1 Q 21 . The GAAP and contractual cash rent represents Senior Lifestyle’s contractual rent, net of rent received from re - leasing 11 properties in the Senior Lifestyle portfolio . Rent received from the 11 properties re - leased in 1 Q 21 is included in the “All Others” line . See operator update on page 14 . OPERATORS # OF PROPS ANNUALIZED GAAP (1) % % % GROSS INVESTMENT % Prestige Healthcare 24 32,723$ 19.0% 26,737$ 16.1% 26,737$ 20.6% 273,007$ 16.0% Senior Care Centers (4) 11 14,968 8.7% 14,968 (4) 9.0% — (4) — 138,109 8.1% Brookdale Senior Living (5) 35 14,389 8.4% 14,417 8.7% 14,412 11.1% 101,012 5.9% Senior Lifestyle Corporation (6) 12 13,651 7.9% 13,651 8.2% — — 87,386 5.1% Anthem Memory Care (5) 11 10,800 6.3% 10,800 6.5% 10,800 8.3% 136,483 8.0% Carespring Health Care Management 4 11,185 6.5% 9,992 6.0% 9,992 7.7% 102,520 6.0% Fundamental 7 8,392 4.9% 8,892 5.3% 8,892 6.9% 75,795 4.4% Traditions Senior Management 7 8,257 4.8% 8,722 5.2% 8,722 6.7% 71,742 4.2% Genesis Healthcare (5) 6 8,322 4.8% 8,322 5.0% 8,322 6.4% 50,004 2.9% Juniper Communities 5 6,652 3.9% 6,775 4.1% 6,775 5.2% 81,988 4.8% All Others (5) 58 42,656 24.8% 43,116 25.9% 34,951 27.1% 590,890 34.6% 180 171,995$ 100.0% 166,392$ 100.0% 129,603$ 100.0% 1,708,936$ 100.0% CONTRACTUAL CASH (2) ANNUALIZED ANNUALIZED ACTUAL CASH (3)

1Q 2021 SUPPLEMENTAL REPORT PORTFOLIO I 14 PORTFOLIO DIVERSIFICATION – OPERATOR UPDATE (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS) In March 2021 , Senior Care Centers, LLC and Abri Health Services, LLC (collectively, “Lessee”) failed to pay rent and additional obligations owed under the master lease . Accordingly, we sent a notice of default and applied the Lessee’s security deposits under the master lease to rent . Furthermore, we sent the Lessee a notice of termination of the master lease to be effective April 17 , 2021 . On April 16 , 2021 , the Lessee filed for Chapter 11 bankruptcy . At the time of the April 16 , 2021 bankruptcy filings by the Lessee, we were in the process of transitioning the portfolio to HMG Healthcare, LLC, with a goal to complete the transition by the end of 2 Q 21 . Brookdale’s master lease was scheduled for expiration on December 31 , 2021 . During 1 Q 21 , we extended their term by one year through an amended master lease, with a new maturity date of December 31 , 2022 . Also, the renewal options under the amended master lease will remain the same which provides three renewal options consisting of a four - year renewal option, a five - year renewal option and a 10 - year renewal option . The notice period for the first renewal option is January 1 , 2022 to April 30 , 2022 . During 2020 , we extended a $ 4 , 000 capital commitment to Brookdale, which is available through December 31 , 2021 at a 7 % yield . As of March 31 , 2021 , we have funded $ 2 , 091 under this agreement and our remaining commitment is $ 1 , 909 . Brookdale is current on rent payments through April 2021 . Rental revenue from Anthem is currently being accounted for on a cash basis due to Anthem’s 2017 default under its master lease . Anthem paid us annual cash rent of $ 9 , 900 in 2020 , and we anticipate they will pay their annualized 1 Q 21 cash rent of $ 10 , 800 through 2021 . We receive regular financial performance updates from Anthem and continue to monitor their performance obligations under the master lease agreement . During 2020 , an affiliate of Senior Lifestyle (“Senior Lifestyle”) paid us $ 13 , 800 of their $ 18 , 400 contractual rent and we applied their letter of credit and deposits totaling $ 3 , 725 to past due rent of $ 3 , 600 and to their outstanding notes receivable of $ 125 . Accordingly, we recognized $ 17 , 400 of rental revenue from Senior Lifestyle in 2020 . To date in 2021 , Senior Lifestyle has not paid rent or its other obligations under the master lease . During 1 Q 21 , we transitioned 11 assisted living communities previously leased to Senior Lifestyle to two operators . These communities are located in Illinois, Ohio and Wisconsin . Total cash rent expected under these two master lease agreements is $ 5 , 250 for the first lease year, $ 7 , 078 for the second lease year, and $ 7 , 303 for the third lease year, escalating 2 % annually thereafter . The current minimum monthly rent due from Senior Lifestyle less amounts received from the re - leased properties is $ 1 , 138 . In April 2021 , we transitioned a memory care property in Colorado previously leased to Senior Lifestyle, to an operator new to us . The new master lease has a five - year term with $ 150 of cash rent starting in the second lease year and $ 300 in the third lease year escalating 2 % annually thereafter . For the remaining 11 assisted living communities, three communities are expected to be transferred to one of our existing operators by the end of 2 Q 21 , three are expected to be sold by the end of 2 Q 21 , subject to timely completion of due diligence, one is expected to be transferred by the end of July, one has been closed and will be sold for an alternative use, and options are currently being evaluated for the remaining three communities . Genesis reported doubt regarding its ability to continue as a going concern on its Quarterly Report on Form 10 - Q filed in August 2020 . On March 3 , 2021 , Genesis announced its three - part strategic restructuring plan to strengthen its liquidity position and capital structure . As part of its plan, Genesis delisted its Class A common stock from the New York Stock Exchange and deregistered its Class A Common Stock under the Securities Exchange Act of 1934 , during 1 Q 21 . Genesis is current on rent payments through April 2021 . During 2020 , we consolidated our two master leases with an operator into one combined master lease and agreed to abate $ 650 of rent and allow the operator to defer rent as needed through March 31 , 2021 . During 1 Q 21 , we granted the operator an extended three - month rent deferral period starting April 1 , 2021 . During 1 Q 21 , the operator deferred $ 1 , 002 of rent . The remaining deferred balance due from this operator is $ 1 , 357 as of March 31 , 2021 . Additionally, during 1 Q 21 , we sold a closed assisted living community that they previously operated . Other Operators

1Q 2021 SUPPLEMENTAL REPORT 99% 1% ALF/MC SNF DEFERRED RENT OUTSTANDING BY PROPERTY TYPE PORTFOLIO I 15 PORTFOLIO UPDATE (AMOUNTS IN THOUSANDS) ABATED RENT ▪ $600 abated rent during 1Q21 ▪ 2021 rent and mortgage interest escalations were reduced by 50% in the form of a rent and interest credit to provide financial support to our eligible operating partners. During 1Q21, we recognized a decrease of $292 in GAAP revenue and a $1,204 decrease in funds available for distribution. We expect the escalation reductions to reduce GAAP revenue by approximately $170, $34 and $32 during 2Q, 3Q and 4Q of 2021, respectively, and to reduce funds available for distribution by approximately $133 in 2Q21. 87% (1) of 1Q21 contractual cash rent and mortgage interest collected DELINQUENT RENT ▪ As of March 31, 2020, Senior Lifestyle’s unaccrued outstanding rent balance was $4,722. See page 14 for more detail. ▪ Deferred rent of $1,144 and received $21 of deferred rent repayments during 1Q21. ▪ As of March 31, 2021, $2,165 of deferred rent was outstanding. ▪ Our rent deferral agreements generally require the deferred rent to be paid within 6 to 24 months. ▪ LTC evaluated deferral requests with close attention to ongoing operations, rent coverage, corporate financial health and liquidity of the operator. DEFERRED RENT (1) Excludes application of the 50 % escalation reduction . CONTRACTUAL RENT AND MORTGAGE INTEREST 2021 (1) Collected , 86.5% (1) - $34,859 Abated, 1.5% (1) - $600 Net Deferred, 2.8% - $1,122 Delinquent, 9.2% - $3,720 ▪ Provided $367 of deferred rent, net of repayment and $319 of rent abatement in April 2021. ▪ Agreed to provide rent deferrals and abatements up to $800 for each May and June 2021. SUBSEQUENT TO MARCH 31, 2021

1Q 2021 SUPPLEMENTAL REPORT 0.6% 9.5% 1.9% 4.1% 5.3% 10.2% 6.6% 43.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 18.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2021 2022 2023 2024 2025 2026 2027 Thereafter Leases Loans (As a % of Total Annualized Income) (1) Near Term Lease Maturities: • One in 2021 with an annualized GAAP rent totaling $1.0 million (2) • Three in 2022 with an annualized GAAP rent totaling $16.4 million (3) As of March 31, 2021, approximately 92% of owned properties are covered under master leases and approximately 92% of rental revenues come from master leases or cross - default leases. (1) Includes annualized GAAP rent for leased properties, except for Anthem and Senior Lifestyle, and annualized interest income from mortgage loans outstanding as of March 31 , 2021 . See page 14 for operator disclosure . (2) The lease maturity is related to a 123 - bed skilled nursing center in Washington . During 1 Q 21 , we entered into an agreement, subject to standard due diligence and other contingencies, to sell this property . (3) One of the three lease maturities is Brookdale which represents 88 % of the annualized GAAP rent, maturing in 2022 , as of March 31 , 2021 . See page 14 for Brookdale disclosure . % OF % OF % OF YEAR TOTAL TOTAL TOTAL 2021 950$ (2) 0.7% —$ — 950$ 0.6% 2022 16,395 (3) 11.7% — — 16,395 9.5% 2023 3,318 2.4% — — 3,318 1.9% 2024 7,094 5.0% — — 7,094 4.1% 2025 9,068 6.5% — — 9,068 5.3% 2026 17,568 12.5% — — 17,568 10.2% 2027 11,290 8.0% — — 11,290 6.6% Thereafter 74,578 53.2% 31,734 100.0% 106,312 61.8% Total 140,261$ 100.0% 31,734$ 100.0% 171,995$ 100.0% GAAP INCOME (1) INCOME (1) INCOME (1) RENTAL INTEREST ANNUALIZED PORTFOLIO I 16 PORTFOLIO MATURITY (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS)

1Q 2021 SUPPLEMENTAL REPORT (1) Subsequent to March 31, 2021, we paid $5,000 under our unsecured revolving line of credit. Accordingly, we have $101,900 outs tan ding with $498,100 available for borrowing. (2) Represents outstanding balance of $553,140, net of debt issue costs of $619. (3) Closing price of our common stock as reported by the NYSE on March 31, 2021. (4) See page 21 for reconciliation of annualized adjusted EBITDA re . Bank borrowings - weighted average rate 1.3% (1) 106,900$ Senior unsecured notes, net of debt issue costs - weighted average rate 4.4% (2) 552,521 Total debt - weighted average rate 3.9% 659,421 28.7% No. of shares Common stock 39,361,622 41.72$ 1,642,167 71.3% Total Market Value 1,642,167 2,301,588$ 100.0% Add: Non-controlling interest 8,404 Less: Cash and cash equivalents (8,201) 2,301,791$ Debt to Enterprise Value 28.6% Debt to Annualized Adjusted EBITDAre (4) 5.1x (3) CAPITALIZATION ENTERPRISE VALUE 3/31/2021 DEBT EQUITY Closing Price TOTAL VALUE MARCH 31, 2021 FINANCIAL I 17 ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES)

1Q 2021 SUPPLEMENTAL REPORT 5.1x 4.6x 4.4x 4.9x 4.6x 4.8x 4.3x 4.7x 0.0 2.0 4.0 6.0 8.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 1Q21 Annualized 2020 2019 2018 $106,900 $89,900 $93,900 $112,000 $493,100 $510,100 $506,100 $488,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 1Q21 2020 2019 2018 Balance Available 36.3% 28.6% 35.8% 29.8% 37.2% 28.0% 35.2% 28.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 1Q21 2020 2019 2018 LEVERAGE RATIOS COVERAGE RATIOS LINE OF CREDIT LIQUIDITY FINANCIAL I 18 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS)

1Q 2021 SUPPLEMENTAL REPORT Senior Unsecured Notes 83.8% Unsecured Line of Credit 16.2% $0 $106,900 $0 $0 $0 $0 $0 $0 $0 $40,160 $48,160 $49,160 $49,160 $49,500 $51,500 $54,500 $55,000 $156,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter Unsecured Line Senior Unsecured Notes (1) Subsequent to March 31, 2021, we paid $5,000 under our unsecured revolving line of credit. Accordingly, we have $101,900 outs tan ding with $498,100 available for borrowing. (2) Reflects scheduled principal payments. (3) Excludes debt issue costs which are netted against the principal outstanding in the senior unsecured notes balance on our Con sol idated Balance Sheets shown on page 23. UNSECURED SENIOR LINE OF UNSECURED % OF YEAR CREDIT (1) NOTES (2) TOTAL TOTAL 2021 —$ 40,160$ 40,160$ 6.1% 2022 106,900 48,160 155,060 23.5% 2023 — 49,160 49,160 7.4% 2024 — 49,160 49,160 7.5% 2025 — 49,500 49,500 7.5% 2026 — 51,500 51,500 7.8% 2027 — 54,500 54,500 8.3% 2028 — 55,000 55,000 8.3% Thereafter — 156,000 156,000 23.6% Total 106,900$ 553,140$ (3) 660,040$ (3) 100.0% DEBT STRUCTURE FINANCIAL I 19 DEBT MATURITY (AS OF MARCH 31, 2021, DOLLAR AMOUNTS IN THOUSANDS)

1Q 2021 SUPPLEMENTAL REPORT 12/31/19 12/31/18 Gross real estate assets $ 1,708,936 $ 1,711,844 $ 1,741,230 $ 1,666,842 Net real estate investments $ 1,348,209 $ 1,359,609 $ 1,390,915 $ 1,349,520 Gross asset value $ 1,816,167 $ 1,811,867 $ 1,864,705 $ 1,831,070 Total debt (1) $ 659,421 $ 649,382 $ 693,388 $ 645,029 Total liabilities (1) $ 690,532 $ 683,680 $ 728,783 $ 680,649 Total equity $ 764,771 $ 775,806 $ 785,426 $ 832,971 12/31/203/31/21 (1) Includes outstanding gross bank borrowings and senior unsecured notes, net of debt issue costs. (1) For leases and loans in place at March 31, 2021, assuming no renewals, modifications or replacements and no new investments are added to our portfolio. (2) 2021 rent and loan escalation were reduced by 50% in the form of a rent credit to provide financial support to the majority of our operating partners. (1) Decreased due to reduced revenue from Senior Lifestyle, abated and deferred rent, and 50% escalation reduction partially offset by increased rent from acquisitions and completed development projects and contractual rent increases. (2) Decreased due to Senior Lifestyle partially offset by increases from re - leasing properties to other operators. (3) Decreased due to more leases accounted for on a cash basis and normal amortization partially offset by increases due to 50% escalation reduction for those leases accounted for on a straight - line basis. (4) Represents a write - off of straight - line rent receivable as a result of transitioning an operator's lease to cash - basis accounting. Cash rent 28,623$ (1) 33,075$ Revenue related to real estate taxes reimbursed by operators 3,538 (2) 4,222 Straight-line rent 682 (3) 839 Straight-line rent write-off (758) (4) — Amortization of lease incentives (112) (101) Total rental income 31,973$ 38,035$ THREE MONTHS ENDED MARCH 31, 2021 2020 NON - CASH REVENUE COMPONENTS COMPONENTS OF RENTAL INCOME FINANCIAL I 20 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) 1Q21 2Q21 (1) 3Q21 (1) 4Q21 (1) 1Q22 682$ (2) (19)$ (119)$ (131)$ (222)$ (112) (110) (110) (110) (110) 1,744 (2) 1,483 1,473 1,398 1,348 2,314$ 1,354$ 1,244$ 1,157$ 1,016$ Straight-line rent Amortization of lease incentives Effective interest Net

1Q 2021 SUPPLEMENTAL REPORT (1) Represents a write - off of straight - line rent receivable as a result of transitioning an operator's lease to cash - basis accounting . (2) Represents gain on insurance proceeds related to roof damage at a property . (3) Represents gain from property insurance proceeds related to a previously sold property in Texas . (4) In 4 Q 19 , we wrote down our investment in an unconsolidated joint venture (“JV”) to its estimated fair value as a result of the JV entering into a contract to sell the properties comprising the JV . In 2 Q 20 , the JV sold the properties and we incurred an additional loss of $ 758 . (5) Represents an impairment loss relating to a 48 - unit memory care in Colorado and a 61 - unit assisted living community in Florida which was sold in 1 Q 21 . (6) Represents the $ 23 , 029 straight - line rent receivable write - off related to Senior Lifestyle, Genesis and another operator, the write - off of Senior Lifestyle’s lease incentives balance ( $ 185 ) offset by (2) above . (7) Represents (3) above and $ 1 , 350 deferred rent repayment from an operator offset by $ 1 , 926 write - off of straight - line rent due to a lease termination . (8) Represents net write - off of earn - out liabilities and the related lease incentives . (9) Given we do not have preferred stock, our fixed - charge coverage ratio and interest coverage ratio are the same . Net income 13,850$ 95,677$ 80,872$ 155,076$ Add/Less: Loss (gain) on sale of real estate, net 773 (44,117) (2,106) (70,682) Less: Gain on insurance proceeds — (373) (2) (2,111) (3) — Add: Loss on unconsolidated joint ventures — 758 (4) — — Add: Impairment loss from investments — 3,977 (5) 5,500 (4) — Add: Interest expense 6,972 29,705 30,582 30,196 Add: Depreciation and amortization 9,877 39,071 39,216 37,555 EBITDAre 31,472 124,698 151,953 152,145 Add/(less): Non-recurring one-time items 758 (1) 22,841 (6) (1,535) (7) (3,074) (8) Adjusted EBITDAre 32,230$ 147,539$ 150,418$ 149,071$ Interest expense 6,972$ 29,705$ 30,582$ 30,196$ Add: Capitalized interest — 354 608 1,248 Fixed charges (9) 6,972$ 30,059$ 31,190$ 31,444$ Annualized Adjusted EBITDAre 128,920$ Annualized Fixed Charges 27,888$ Debt (net of debt issue costs) 659,421$ 649,382$ 693,388$ 645,029$ Net Debt (debt less cash) 651,220$ 641,610$ 689,144$ 642,373$ Debt to Adjusted EBITDAre 5.1x 4.4x 4.6x 4.3x Net Debt to Adjusted EBITDAre 5.1x 4.3x 4.6x 4.3x Adjusted EBITDAreto Fixed Charges 4.6x 4.9x 4.8x 4.7x THREE MONTHS ENDED FOR THE YEAR ENDED 3/31/21 12/31/2019 12/31/2018 12/31/2020 RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES FINANCIAL I 21 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS)

1Q 2021 SUPPLEMENTAL REPORT 2021 2020 Revenues Rental income 31,973$ 38,035$ Interest income from mortgage loans 7,922 7,777 Interest and other income 385 598 Total revenues 40,280 46,410 Expenses Interest expense 6,972 7,710 Depreciation and amortization 9,877 9,669 (Recovery) provision for credit losses (9) 1 Transaction costs 92 70 Property tax expense 3,981 4,223 General and administrative expenses 5,033 5,100 Total expenses 25,946 26,773 Other Operating Income (Loss) gain on sale of real estate, net (773) 43,854 Operating Income 13,561 63,491 Income from unconsolidated joint ventures 289 231 Net Income 13,850 63,722 Income allocated to non-controlling interests (88) (89) Net income attributable to LTC Properties, Inc. 13,762 63,633 Income allocated to participating securities (120) (263) Net income available to common stockholders 13,642$ 63,370$ Earnings per common share: Basic $0.35 $1.60 Diluted $0.35 $1.60 Weighted average shares used to calculate earnings per common share: Basic 39,100 39,539 Diluted 39,179 39,541 Dividends declared and paid per common share $0.57 $0.57 (unaudited) THREE MONTHS ENDED MARCH 31, FINANCIAL I 22 INCOME STATEMENT DATA (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1Q 2021 SUPPLEMENTAL REPORT ASSETS Investments: Land $ 126,331 $ 127,774 Buildings and improvements   1,314,707   1,324,227 Accumulated depreciation and amortization   (354,623)   (349,643) Operating real estate property, net   1,086,415   1,102,358 Properties held-for-sale, net of accumulated depreciation: 2021—$3,512; 2020—$0   4,512   — Real property investments, net   1,090,927   1,102,358 Mortgage loans receivable, net of loan loss reserve: 2021—$2,592; 2020—$2,592   257,282   257,251 Real estate investments, net   1,348,209   1,359,609 Notes receivable, net of loan loss reserve: 2021—$137; 2020—$146   13,577   14,465 Investments in unconsolidated joint ventures 19,340 11,340 Investments, net   1,381,126   1,385,414 Other assets: Cash and cash equivalents   8,201   7,772 Debt issue costs related to bank borrowings   1,104   1,324 Interest receivable   34,491   32,746 Straight-line rent receivable   24,377   24,452 Lease incentives 2,349 2,462 Prepaid expenses and other assets   3,655   5,316 Total assets $ 1,455,303 $ 1,459,486 LIABILITIES Bank borrowings $ 106,900 $ 89,900 Senior unsecured notes, net of debt issue costs: 2021—$619; 2020—$658   552,521   559,482 Accrued interest   3,347   4,216 Accrued expenses and other liabilities   27,764   30,082 Total liabilities   690,532   683,680 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2021—39,362; 2020—39,242  394   392 Capital in excess of par value   851,150   852,780 Cumulative net income   1,402,537   1,388,775 Cumulative distributions   (1,497,714)   (1,474,545) Total LTC Properties, Inc. stockholders’ equity   756,367   767,402 Non-controlling interests   8,404   8,404 Total equity   764,771   775,806 Total liabilities and equity $ 1,455,303 $ 1,459,486 (unaudited) (audited) DECEMBER 31, 2020MARCH 31, 2021 FINANCIAL I 23 CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1Q 2021 SUPPLEMENTAL REPORT (1) Represents a write - off of straight - line rent receivable as a result of transitioning an operator's lease to cash - basis accounting . 2021 2020 GAAP net income available to common stockholders 13,642$ 63,370$ Add: Depreciation and amortization 9,877 9,669 Add/(less): Loss (gain) on sale of real estate, net 773 (43,854) NAREIT FFO attributable to common stockholders 24,292$ 29,185$ $0.62 $0.74 NAREIT FFO attributable to common stockholders 24,292$ 29,185$ Add: Non-recurring items 758 (1) — 25,050$ 29,185$ NAREIT FFO attributable to common stockholders 24,292$ 29,185$ Non-cash income: Less: Straight-line rental income (682) (839) Add: Amortization of lease incentives 112 101 Add: Other non-cash contra revenue 758 (1) — Less: Effective interest income from mortgage loans (1,744) (1,523) Net non-cash income (1,556) (2,261) Non-cash expense: Add: Non-cash compensation charges 1,852 1,777 Less: Capitalized interest — (191) Net non-cash expense 1,852 1,586 Funds available for distribution (FAD) 24,588$ 28,510$ FFO attributable to common stockholders, excluding non-recurring items THREE MONTHS ENDED MARCH 31, NAREIT Diluted FFO attributable to common stockholders per share FINANCIAL I 24 FUNDS FROM OPERATIONS – RECONCILIATION OF FFO AND FAD (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1Q 2021 SUPPLEMENTAL REPORT FOR THE THREE MONTHS ENDED MARCH 31, FFO/FAD attributable to common stockholders 24,292$ 29,185$ 24,588$ 28,510$ Non-recurring one-time items 758 (1) — — — FFO/FAD attributable to common stockholders excluding non-recurring items 25,050 29,185 24,588 28,510 Effect of dilutive securities: Participating securities 120 — 120 — Diluted FFO/FAD excluding non-recurring items 25,170$ 29,185$ 24,708$ 28,510$ 39,100 39,539 39,100 39,539 Effect of dilutive securities: Stock options 1 2 1 2 Performance-based stock units 78 — 78 — Participating securities 195 — 195 — Shares for diluted FFO/FAD per share 39,374 39,541 39,374 39,541 FAD 2021 2020 2021 2020 Shares for basic FFO/FAD per share FFO FINANCIAL I 25 FUNDS FROM OPERATIONS – RECONCILIATION OF FFO PER SHARE (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) (1) Represents a write - off of straight - line rent receivable as a result of transitioning an operator's lease to cash - basis accounting .

1Q 2021 SUPPLEMENTAL REPORT Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Coronavirus Stimulus Funds (“CSF”) : CSF includes funding from various state and federal programs to support healthcare providers in dealing with the challenges of the coronavirus pandemic . Included in CSF are state - specific payments identified by operators as well as federal payments connected to the Paycheck Protection Program and the Provider Relief Fund . CSF is self - reported by operators in unaudited financial statements provided to LTC . Specifically excluded from CSF are the suspension of the Medicare sequestration cut, and increases to the Federal Medical Assistance Percentages (FMAP), both of which are reflected in reported coverage both including and excluding CSF . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . GLOSSARY I 26 GLOSSARY

1Q 2021 SUPPLEMENTAL REPORT Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . GLOSSARY I 27 GLOSSARY